UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
October 20, 2025
Date of Report (date of earliest event reported)
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Hamilton Insurance Group, Ltd.
(Exact name of registrant as specified in its charter)
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Bermuda (State or other jurisdiction of incorporation or organization)	001-41862 (Commission File Number)	98-1153847 (I.R.S. Employer Identification Number)
Wellesley House North, 1st Floor 90 Pitts Bay Road Pembroke, Bermuda HM 08
(Address of principal executive offices and zip code)
(441) 405-5200
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Class B common shares, par value $0.01 per share	HG	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 12b-2 of the Exchange Act.
Emerging growth company                                            ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                                                 ☐

Item 1.01 - Entry Into a Material Definitive Agreement

Amendment and Restatement Agreement

On October 20, 2025, Hamilton Re, Ltd. (“Hamilton Re”), as Borrower, Hamilton Corporate Member Limited, as Applicant, Hamilton Insurance Group, Ltd., as Guarantor, and ING Bank N.V., London Branch, Commerzbank AG, New York Branch and Deutsche Bank AG, London Branch, as Lenders, entered into an Amendment and Restatement Agreement (the “Amendment”) to the Letter of Credit Facility Agreement dated November 7, 2019, as amended (the “Facility Agreement”). The Facility Agreement is utilized to provide a letter of credit to be applied towards Funds at Lloyd's (“FAL”) to support the FAL requirements of Lloyd’s Syndicate 4000. Pursuant to the Amendment, an unsecured letter of credit previously issued to Lloyd’s is being substituted with a new letter of credit issued under the Facility Agreement and such letter of credit will expire on December 31, 2029. The amount of the letter of credit is $260 million and the facility bears a fee of 150.0 basis points per annum on issued letters of credit.

The foregoing summary of the Amendment is qualified in its entirety by reference to the full text of the Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Amendment to Third Amended and Restated Reimbursement Agreement

On October 22, 2025, and effective October 23, 2025, Hamilton Re amended its Third Amended and Restated Reimbursement Agreement dated as of August 30, 2017 (as amended from time to time) (the “Reimbursement Agreement”) with UBS AG, Stamford Branch (“UBS”) by way of a Fifteenth Amendment to the Reimbursement Agreement (the “Fifteenth Amendment”). Pursuant to the Fifteenth Amendment, UBS renewed the letter of credit facility in an amount equal to the greater of (i) $25 million and (ii) the letter of credit amount issued and outstanding, provided that such amount shall not exceed $75 million, for a term that will expire on October 23, 2026. All other terms and conditions remain substantially unchanged.

The foregoing summary of the Fifteenth Amendment is qualified in its entirety by reference to the full text of the Fifteenth Amendment, which is filed as Exhibit 10.2 to this Current Report on Form 8-K

Item 2.03 - Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item
2.03.

Item 9.01 - Financial Statements and Exhibits

(d) The following exhibits are being filed herewith:

Exhibit No.	Description
10.1	Amendment and Restatement Agreement, dated as of October 20, 2025
10.2	Fifteenth Amendment to Third Amended and Restated Reimbursement Agreement dated October 22, 2025
101	Interactive Data File (formatted in Inline XBRL and includes the Cover Page Interactive Data File)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 24, 2025		HAMILTON INSURANCE GROUP, LTD.

	By:	/s/ Gemma Carreiro
Gemma Carreiro
Group General Counsel